UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2020

FLEXSTEEL INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-5151 (Commission File Number)	42-0442319 (IRS Employer Identification No.)

385 Bell Street, Dubuque, Iowa 52001-0877

(Address of principal executive offices, including zip code)

563-556-7730

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	FLXS	The NASDAQ Stock Market LLC

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(e) At the Company’s Annual Meeting of Shareholders (“Annual Meeting”) of Flexsteel Industries, Inc. (the “Company”) held on December 9, 2020, the Company’s shareholders approved an amendment to the Company’s Omnibus Stock Plan (as amended the “Amended Plan”) to increase the number of shares of common stock reserved for issuance from 700,000 shares to 950,000 shares.  The Amended Plan is a long-term incentive plan pursuant to which awards may be granted to certain employees, independent contractors and directors of the Company, in the form of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units and performance-based awards.

The foregoing description of the Amended Plan is not complete and is qualified in its entirety by the complete terms and conditions of the Amended Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.  In addition, a description of the material terms of the Amended Plan was included in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on October 26, 2020 (“Proxy Statement”).

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders took the following actions:

(i)The shareholders elected two Class I directors to serve as members of the Company’s Board of Directors until the year 2023 Annual Meeting. The shareholders present in person or by proxy cast the following number of votes in connection with the election of directors, resulting in the election of both director nominees:

Nominee	Votes For	Votes Withheld
Matthew A. Kaness	4,883,967	410,546
Thomas M. Levine	4,994,714	299,799

(ii)The shareholders approved on an advisory vote to approve the compensation of the Company’s named executive officers. There were 4,992,059 votes cast for the proposal; 267,169 votes were cast against the proposal; 35,285 votes abstained; and there were 0 broker non-votes.

(iii)The shareholders approved an amendment to the Company’s Amended Plan to increase the number of shares of common stock reserved for issuance from 700,000 to 950,000 as discussed in item 5.02 above. There were 3,557,577 votes cast for the proposal; 1,588,184 votes were cast against the proposal; 148,752 votes abstained; and there were 0 broker non-votes.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Amended and Restated Omnibus Stock Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXSTEEL INDUSTRIES, INC.

(Registrant)

Date: December 15, 2020	By:	/s/ Derek P. Schmidt
Derek P. Schmidt
Chief Financial Officer and Chief Operating Officer